UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

PROLUNG, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

PROLUNG, INC.

757 East South Temple, Suite 150

Salt Lake City, Utah 84102

November 16, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of ProLung, Inc. (“ProLung” or the “Company”) scheduled to be held at 10:30 a.m. on December 3, 2018 in the Wasatch Room at the Hilton Garden Inn Hotel at 250 West 600 South, Salt Lake City, Utah 84101. The accompanying Notice of Annual Meeting and Proxy Statement describe the items to be considered and acted upon by stockholders. You may also find these documents online at www.prolunginc.com/2018proxy.

Your vote will be especially important this year because Steven C. Eror (“Mr. Eror”) notified the Company of his intention to nominate eight nominees for election as directors at the Annual Meeting. Even though the nomination notice nominated eight nominees, only one director is up for election at the Annual Meeting. We strongly urge you to read the accompanying Notice of Annual Meeting and Proxy Statement carefully and vote “FOR” the nominee proposed by the Board of Directors (the “Board”) and in accordance with the Board’s recommendations on the other proposals by using the enclosed WHITE proxy card. If you have previously voted using a proxy card sent to you by Mr. Eror in connection with the Annual Meeting, you can revoke it at any time prior to the Annual Meeting by voting on the enclosed WHITE proxy card. Only your latest-dated proxy card will count.

Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible by returning the enclosed WHITE proxy card. This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

If you have any questions or require any assistance with voting your WHITE proxy card, please contact our proxy solicitation firm, Laurel Hill Advisory Group, at:

Laurel Hill Advisory Group

575 Jericho Turnpike, Suite 101

Jericho, New York 11753

Banks and Brokers Call (516) 933-3100

All Others Call Toll-Free (888) 742-1305

Email: info@laurelhill.com

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Jared Bauer

Jared Bauer
Interim Chief Executive Officer

PROLUNG, INC.

757 East South Temple, Suite 150

Salt Lake City, Utah 84102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF PROLUNG, INC.

Date:	December 3, 2018

Time:	10:30 a.m. local time (mountain time)

Place:	Hilton Garden Inn Wasatch Room 250 West 600 South Salt Lake City, Utah 84101

Purposes:	1.	To elect one director to serve a three-year term expiring at the 2021 annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified;

	2.	To ratify the appointment of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2018; and

	3.	To transact such other business that may properly come before the 2018 Annual Meeting of Stockholders and any adjournment thereof.

Who Can Vote:	Stockholders at the close of business on November 23, 2018.

How You Can Vote:	Stockholders may vote at the Annual Meeting in person, by mail, online or by phone.

You are cordially invited to attend the Annual Meeting in person. In accordance with our security procedures, all persons attending the Annual Meeting will be required to present a form of government-issued photo identification. If you hold your shares in “street name,” you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” from your bank, broker or other nominee.

The Board of Directors (the “Board”) has set the close of business on November 23, 2018 as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. Such stockholders are urged to submit the enclosed WHITE proxy card, even if his or her shares were sold after such date. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. We recommend that you instruct your bank, broker or other nominee to vote your shares in favor of the items listed on the enclosed WHITE proxy card.

EVEN IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY VOTE YOUR PROXY BY CAREFULLY FOLLOWING THE INSTRUCTIONS ON THE WHITE PROXY CARD. Even if you plan to attend the Annual Meeting, we recommend that you vote using the enclosed WHITE proxy card prior to the Annual Meeting to ensure that your shares will be represented.The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting. As you may know, Steven C. Eror (“Mr. Eror”) notified the Company of his intention to nominate himself, Michael N. Christiansen, Ron Dunford, Brian Loveridge, Todd M. Morgan, Don A. Patterson, Richard Serbin and Eric M. Sokol (collectively, the “Eror Group”) for election as directors at the Annual Meeting in opposition to the nominee recommended by the Board. Even though the nomination notice nominated eight nominees, only one director is up for election at the Annual Meeting. Your Board strongly believes that the Eror Group’s actions are not in the best interests of stockholders. Your Board urges you to rely on your independent Corporate Governance and Nominating Committee and the stockholder nomination process to create a board that meets the needs of the Company and serves the best interests of all of its stockholders. Accordingly, we strongly urge you to reject Mr. Eror’s efforts to gain representation on the Board.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY MR. EROR.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 3, 2018: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2017 are available on the Internet at www.prolunginc.com/2018proxy.

By authorization of the Board

Jared Bauer

Interim Chief Executive Officer

November 16, 2018

IMPORTANT

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm, Laurel Hill Advisory Group, at:

Laurel Hill Advisory Group

575 Jericho Turnpike, Suite 101

Jericho, New York 11753

Banks and Brokers Call (516) 933-3100

All Others Call Toll-Free (888) 742-1305

Email: info@laurelhill.com

PROXY STATEMENT

The Board of Directors (the “Board”) of ProLung, Inc., a Delaware corporation (the “Company”), is using this Proxy Statement to solicit your proxy for use at our 2018 Annual Meeting of Stockholders (including any postponements or adjournments thereof, the “Annual Meeting”). We are sending this Proxy Statement and the enclosed WHITE proxy card on or about November 26, 2018, to our stockholders of record as of the close of business on November 23, 2018. References in this Proxy Statement to “ProLung,” the “Company,” “we,” “us,” “our” and similar terms refer to ProLung, Inc.

OVERVIEW

Solicitation

Why am I receiving these materials?

Our Board is soliciting proxies in connection with the Annual Meeting. On or about November 26, 2018, we expect to begin mailing these proxy materials to stockholders of record as of the close of business on November 23, 2018, the record date.

You are receiving this Proxy Statement as a stockholder of the Company. We request that you promptly use the enclosed WHITE proxy card to vote, by telephone, Internet or mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2 USING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY SteveN C. Eror (“MR. EROR”), EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individual appointed by the Board as proxy (Robert Raybould) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts or custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Voting Information

Who is qualified to vote?

The Board has selected November 23, 2018 as the record date. You are qualified to receive notice of and to vote at the Annual Meeting if you owned shares of common stock of the Company (the “Common Stock”) at the close of business on November 23, 2018.

How many votes do I have?

You have one vote for each share of Common Stock that you owned at the close of business on the record date. These shares include shares held by you as a “stockholder of record” and as a “beneficial owner.”

1

How many shares of Common Stock may vote at the Annual Meeting?

As of November 15, 2018, there were 3,861,849 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

What “quorum” is required for the Annual Meeting?

In order to have a valid stockholder vote, a quorum must exist at the Annual Meeting. Following a deliberative review of the Company’s quorum requirements, on November 1, 2018, as permitted by the Bylaws, the Board amended the quorum provision of the Bylaws. As amended, the Bylaws provide that a quorum exists when the holders of shares of Common Stock having at least one-third of the votes which could be cast by the holders of all outstanding shares of Common Stock entitled to vote at the Annual Meeting are present in person or represented by proxy.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How can I vote at the Annual Meeting?

Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

●	By Internet – You may submit your proxy online via the Internet by going to www.MyProxyOnline.com. Internet voting facilities will be available 24 hours a day.

●	By Mail – You may submit your WHITE proxy card by completing, signing and dating your WHITE proxy card and returning it in the reply envelope included with these proxy materials.

●	In Person – You may attend the Annual Meeting and vote in person by completing a ballot. Attending the Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification and your notice or proxy card showing your control number to the Annual Meeting. You are encouraged to complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your bank, broker or other nominee. Your bank, broker or other nominee will not vote your shares on any non-routine matters unless you provide them instructions on how to vote your shares. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the Annual Meeting. If you choose to vote at the meeting, you must bring the following: (i) proof of identification, (ii) an account statement or letter from the bank, broker or other nominee indicating that you are the beneficial owner of the shares and (iii) a signed proxy from the stockholder of record giving you the right to vote the stock. The account statement or letter must show that you were the beneficial owner of the shares on November 23, 2018, the record date for the Annual Meeting.

General. If you submit your proxy using any of the methods above, Robert Raybould will vote your shares in the manner you indicate. You may specify whether your shares should be voted for the nominee for director and for or against any other proposals properly introduced at the Annual Meeting. If you vote by telephone or Internet and choose to vote with the recommendation of the Board, or if you vote by mail, sign your WHITE proxy card, and do not indicate specific choices, your shares will be voted “FOR” the election of the director nominee (Proposal 1), and “FOR” ratification of the appointment of our independent public accounting firm (Proposal 2).

2

If a matter is not timely submitted pursuant to Rule 14a-4(c)(1), your proxy will authorize Robert Raybould to vote your shares in his discretion with respect to any such matter subsequently raised at the Annual Meeting. At the time this Proxy Statement was filed, we knew of no matters to be considered at the Annual Meeting other than those referenced in this Proxy Statement.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares on the WHITE proxy card as follows:

Proposal 1	—	FOR the election of the Board’s nominee for director with a three-year term expiring at the 2021 annual meeting of the Company’s stockholders.

Proposal 2	—	FOR the ratification of the appointment of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2018.

What are my choices when voting?

Proposal 1	—	You may cast your vote in favor of the individual director-nominee. You may also abstain from voting.

Proposal 2	—	You may cast your vote in favor of, or against, such proposal. You may also abstain from voting.

Why is the Board recommending a “FOR” vote for Proposals 1 and 2?

We describe all proposals and the Board’s reasons for supporting each of them in detail beginning on page [14] of this Proxy Statement.

How will my shares be voted if I do not specify how they should be voted?

If you execute the enclosed WHITE proxy card without indicating how you want your shares to be voted, the proxy appointed by the Board will vote as recommended by the Board and described previously in this section.

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions and broker non-votes will be deemed as “present” at the Annual Meeting, and will be counted for quorum purposes only.

Can I change my vote?

You may revoke your proxy before the time of voting at the Annual Meeting in any of the following ways:

●	by mailing a revised proxy card to the Interim Chief Executive Officer of the Company; or

●	by voting in person at the Annual Meeting.

What vote will be required to approve each proposal?

The Bylaws provide that the election of a director requires a plurality of all of the votes cast either in person or by proxy at the Annual Meeting. Withheld votes, abstentions and broker non-votes will have no effect on the voting results of Proposal 1.

Proposal 2 will be approved if the number of votes cast, in person or by proxy, in favor exceeds a majority of the shares of Common Stock entitled to vote on the Proposals. Withheld votes, abstentions and broker non-votes will be the equivalent of a vote against Proposal 2.

3

What are broker non-votes?

Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders before the Annual Meeting. Broker non-votes will be the equivalent of votes against Proposal 2.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters if they do not receive instructions from their customers.

The ratification of the independent registered accounting firm is considered a routine matter for which brokerage firms may vote unvoted shares. The election of directors is not considered a routine matter under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” It should be noted that securities rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Individuals designated by the Board will count the votes and serve as inspectors of election. The inspectors of election will be present at the Annual Meeting.

General

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

How are proxies being solicited for use at the Annual Meeting?

All solicitations on behalf of the Board will be preceded by this Proxy Statement. Officers, directors and employees of the Company may, for no additional consideration, contact stockholders by telephone, e-mail or similar means in order to encourage them to send in proxies.

How are proxy materials being delivered?

Proxy materials are being delivered to all holders by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 3, 2018: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2017 are available on the Internet at www.prolunginc.com/2018proxy.

Has the Company received notice from one or more stockholders that they intend to nominate director candidates at the Annual Meeting?

Under the First Amended and Restated Bylaws of the Company (the “Bylaws”), a stockholder may submit a proposal to be voted on by the stockholders of the Company to change the number of directors composing the Board. Such amendment must be proposed in accordance with the requirements set forth in the Bylaws, which, among other things, include valid and timely submission. On August 3, 2018, Mr. Eror notified the Company of his intention to nominate himself, Michael N. Christiansen, Ron Dunford, Brian Loveridge, Todd M. Morgan, Don A. Patterson, Richard Serbin and Eric M. Sokol for election as directors at the Annual Meeting (collectively, the “Eror Group”) (the “Nomination Notice”). Even though the Nomination Notice nominated eight nominees to be elected to the Board at the Annual Meeting, only one director is up for election at the Annual Meeting.

4

What is the outcome of the Eror Group’s consent solicitation?

On October 25, 2018, the Company’s proxy solicitor, Laurel Hill Advisory Group (“Laurel Hill”), reported the final tally of unrevoked consents by stockholders of the Company with respect to the consent solicitation initiated by the Eror Group on August 22, 2018 (the “Eror Consent Solicitation”). The Company opposed each of the Eror Group’s proposals (the “Eror Group Proposals”) and solicited revocations of any consents executed by ProLung stockholders in connection with the Eror Consent Solicitation. Under Section 228 of the Delaware General Corporation Law, the Eror Group Proposals would have become effective if legally valid, unrevoked consents signed by the holders of a majority of the outstanding shares of Common Stock, as of the close of business on the record date for the consent solicitation, August 13, 2018, had been delivered to the Company within 60 days of the earliest dated written consent delivered to the Company. The earliest dated written consent was delivered to the Company by Mr. Eror on August 22, 2018. Accordingly, in order for the Eror Group Proposals to become effective, the requisite number of written consents needed to be delivered to the Company by no later than October 21, 2018. The Eror Group Proposals provided for the repeal of any prior amendments to the Bylaws, the amendment of the Bylaws and the election of the Eror Group’s eight nominees to serve as directors of the Company. The Eror Group Proposals were not approved because they failed to receive the affirmative legally valid, unrevoked consent of the holders of record of a majority of the shares of Common Stock.

What are the fiscal year end dates?

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about ProLung and its executive officers and directors. Some of the information is provided as of the end of our 2016 or 2017 fiscal years and some of the information is provided as of a more recent date. Our fiscal year 2016 ended on December 31, 2016 and our fiscal year 2017 ended on December 31, 2017.

Where can I find the voting results?

We intend to announce preliminary voting results at the Annual Meeting. We will disclose the preliminary results in a Current Report on Form 8-K, which we expect to file following the Annual Meeting. You can obtain a copy of the Form 8-K by logging on to our website at www.prolunginc.com, or by visiting the Securities and Exchange Commission’s (the “SEC”) public reference room at 100 F Street, NE, Washington, DC 20549, or through the EDGAR system at www.sec.gov. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Whom should I call if I have questions about the Annual Meeting?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

Laurel Hill Advisory Group

575 Jericho Turnpike, Suite 101

Jericho, New York 11753

Banks and Brokers Call (516) 933-3100

All Others Call Toll-Free (888) 742-1305

Email: info@laurelhill.com

5

CORPORATE GOVERNANCE

Board Composition

Our Bylaws provide that the Board shall consist of one or more members, with such number to be determined by the Board. The whole Board currently consists of five members. In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our Board is divided into three classes. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are currently divided among the three classes as follows:

●	The Class I director is J. Scott Nixon. His term will expire at the Annual Meeting to be held on December 3, 2018. He is seeking re-election.

●	The Class II directors are Mark Anderson and Michael Garff. Their terms will expire at the annual meeting of stockholders to be held in 2019.

●	The Class III directors are Jared Bauer and Robert Raybould. Their terms will expire at the annual meeting of stockholders to be held in 2020.

We expect that any additional directorships resulting from an increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

The Board does not have a policy requiring that directors attend annual meetings; however, all directors expect to attend the upcoming Annual Meeting to be held on December 3, 2018.

Involvement in Legal Proceedings

To our knowledge, none of our directors or executive officers have, during the past 10 years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Leadership Structure

Robert W. Raybould currently serves as the Vice Chair of the Board. The Board believes that the separate roles of Chairman of the Board (or, in the absence of the Chairman of the Board, the Vice Chair of the Board) and Chief Executive Officer currently provide the preferred form of leadership for the Company. The Board believes that the depth of Mr. Raybould’s business education, expertise and executive management, leadership and entrepreneurial experience qualify him for service as Vice Chair of the Board.

The Board believes that no single leadership model is appropriate for all companies at all times. The Board recognizes that, depending on the circumstances, other leadership models, such as having the same person serve as Chairman (or, in the absence of the Chairman of the Board, the Vice Chair of the Board) and Chief Executive Officer may be appropriate. Based upon the Company’s future needs and resources, the Board may determine to modify the existing leadership structure in the future.

Board Risk Oversight

The Board is involved in assessing and managing risks that could affect the Company. One of the roles of the Board is to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of the Company’s business, and the implementation by management of appropriate systems to deal with such risks. The Board fulfills these responsibilities either directly or, as appropriate, through delegation to individual directors or committees.

The Audit Committee is generally responsible for oversight of risks such as those relating to the quality and integrity of the Company’s financial reports and the independence and qualifications of the Company’s independent registered public accounting firm.

6

Risks of Employee Compensation Program

The Company’s management and the Compensation Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers. Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company.

Director Independence

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Robert Raybould and Scott Nixon, representing two of our five directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. Due to his role as the Interim Chief Executive Officer, the Board has determined that Jared Bauer is not independent under the applicable rules and regulations of the SEC. Due to his former role as the Chief Financial Officer, the remaining Board has determined that Mark Anderson is not independent under the applicable rules and regulations of the SEC. Due to his role as the Chief Operating Officer, the remaining Board has determined that Michael Garff is not independent under the applicable rules and regulations of the SEC. In making this determination, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Steven C. Eror, Dr. Robin Smith, Dr. John C. Ruckdeschel, and Todd Morgan all previously served as directors during at least part of 2017. During their time as directors, all but Steven C. Eror were determined to be independent.

Code of Conduct

We have adopted a written code of business conduct and ethics that applies to all our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The full text of our code of business conduct and ethics is posted on our website at www.prolunginc.com. The Nominating and Governance Committee of our Board will be responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above.

Communicating Concerns to Directors

Stockholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail. The following address may be used by those who wish to send such communications by regular mail:

Board of Directors or Name of Individual Director(s)

c/o Interim Chief Executive Officer

ProLung, Inc.

757 East South Temple, Suite 150

Salt Lake City, Utah 84012

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board has also established a Science and Technology Committee consisting of directors, employees and consultants. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees to facilitate the management of our business. Additional information about the composition and functions of our Audit Committee, Compensation Committee and Nominating and Governance Committee is provided below.

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The table below indicates the names of the directors currently serving on the Audit, Compensation, Nominating and Governance and Science and Technology Committees as of the date of this Proxy Statement.

Committees and Current Membership	Committee Functions
Audit Committee(1) Scott Nixon(2) Robert W. Raybould	●	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.
	●	Review and appraise the audit efforts of the Company’s independent accountants.
	●	Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.
	●	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

Compensation Committee Scott Nixon	●	Review and approve the Company’s compensation and benefit programs. For this purpose, compensation shall include:
Robert Raybould		○ annual base salary;
○ annual incentive opportunity;
○ stock option or other equity participation plans;
○ profit-sharing plans;
○ long-term incentive opportunity;
○ the terms of employment agreements, severance agreements and change in control agreements, in each case as, when and if appropriate;
○ any special or supplemental benefits; and
○ any other payments that are deemed compensation under applicable SEC rules.

Nominating and Corporate Governance Committee Mark Anderson	●	Assist the Board by identifying qualified candidates for director, and recommend to the Board the director nominees for the next annual meeting of stockholders.
Robert Raybould	●	Lead the Board in its annual review of the Board’s performance.
	●	Recommend to the Board director nominees for each Board Committee.
	●	Develop and recommend to the Board corporate governance guidelines applicable to the Company.

Science and Technology Committee Michael Garff Jared Bauer	●	Assist the Board in ensuring that the research and development (“R&D”) carried out or supported by the Company is optimized to support the strategic goals of the Company.
	●	Provide recommendations to the Board on key strategic and tactical issues relating to the Company’s R&D activities.
	●	Assess the potential impact of new devices, processes and procedures on the Company’s products(s).

(1)	The Board has determined that all current Audit Committee members are (i) independent, as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) independent under the standards set forth by Nasdaq and (iii) financially literate.
(2)	“Audit Committee Financial Expert,” as determined by the Board, as such term is currently defined in Item 407(d)(5) of Regulation S-K.

None of the members of our Compensation Committee are or have been officers or employees of us or any of our subsidiaries or had during 2017 a relationship requiring disclosure as a related party transaction.

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Audit Committee

The Audit Committee is responsible for assisting our Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention, termination and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement.

Our Audit Committee currently consists of Messrs. Nixon and Raybould. Todd Morgan previously served as a member of the Audit Committee in 2017. Our Board has determined that Messrs. Nixon and Raybould are independent under Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Mr. Nixon. Our Board has determined that Mr. Nixon is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulations S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Board has adopted a written Audit Committee Charter, a copy of which is available on the Company’s website, www.prolunginc.com. The Audit Committee met four (4) times during 2017.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the compensation of the Chief Executive Officer and approves, or recommends to our Board for approval, the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites. In 2017, the Board enacted a policy that requires Board approval for any salary changes above $85,000 per year.

Our Compensation Committee consists of Messrs. Nixon and Raybould. Our Board has determined that Messrs. Nixon and Raybould are independent and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The chair of our Compensation Committee is Mr. Raybould.

The Board has adopted a written Compensation Committee Charter, a copy of which is available on the Company’s website, www.prolunginc.com. The Compensation Committee was formed in 2016 and met four (4) times during 2017.

Nominating and Governance Committee

The Nominating and Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. In addition, the Nominating and Governance Committee is responsible for developing and recommending corporate governance guidelines to our Board, as applicable to the Company.

Our Nominating and Governance Committee consists of Messrs. Anderson and Raybould. The Board intends to appoint members to the Nominating and Governance Committee whereby each such member would be a “non-employee director” within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, an independent director and would be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by our Board in accordance with the applicable Nasdaq Listing Rules.

The Board has adopted a written Nominating and Governance Committee Charter, a copy of which is available on the Company’s website, www.prolunginc.com. The Nominating and Governance Committee was formed in 2017 and met four (4) times during 2017.

Meetings and Attendance

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. In 2017, the Board held four (4) Board meetings, four (4) Audit Committee meetings, four (4) Compensation Committee meetings and four (4) Nominating and Governance Committee meetings. During 2017, each of our directors attended at least 75% of the meetings of the Board and the meetings of the committees of the Board on which that director served. We do not have a policy on whether directors are required to attend annual meetings of stockholders, although all of our directors then in office attended the 2017 annual meeting of the Company’s stockholders.

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Executive sessions of independent directors are held, at a minimum, in conjunction with each quarterly Board meeting. Any “non-employee director” can request that an executive session be scheduled. The independent directors also meet from time to time with the Chairman, or, in the absence of a Chairman, the Vice Chair of the Board.

Director Nominations and Board Composition

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the Nominating and Governance Committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The Nominating and Governance Committee may also ask the candidate to meet with Company management or other members of our Board. If the Nominating and Governance Committee believes a candidate would be a valuable addition to the Board, and either there is a vacancy on the Board or the Nominating and Governance Committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate’s election. To date, the Nominating and Governance Committee has not engaged a professional search firm to assist in identifying candidates for service on the Board.

Although no formal diversity policy is in place, in performance of its duties the Board believes that the backgrounds and qualifications of the Board, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will enable the Board to fulfill its responsibilities. Therefore, the Nominating and Governance Committee considers diversity in identifying nominees for directors, as described in more detail below. In this regard, the Board views diversity in a broad sense, including on the basis of business experience, industry knowledge and experience, public service experience, gender and ethnicity.

Before nominating a sitting director for re-election at an annual stockholder meeting, the Nominating and Governance Committee will consider the director’s performance on the Board and whether the director’s re-election would be in the best interests of the Company’s stockholders and consistent with the Company’s corporate governance guidelines and the Company’s continued compliance with its contractual obligations and applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the Nominating and Governance Committee takes into account a number of factors, including the following:

●	Independence from management;
●	Age, gender and ethnic background;
●	Relevant business experience;
●	Judgment, skill and integrity;
●	Existing commitments to other businesses;
●	Potential conflicts of interest;
●	Corporate governance background;
●	Financial and accounting background;
●	Executive compensation background; and
●	Size and composition of the existing Board.

The Nominating and Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Under the Company’s policy on stockholder recommendations, it is obligated only to accept recommendations from persons or groups who have held 5% or more of the Common Stock for more than a year, and only one nominee from each such group. Stockholders wishing to suggest a candidate for director should write to ProLung, Inc., Attn: Nominating Committee Chair, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012 and include the following:

●	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the Nominating and Governance Committee;
●	The class and number of shares of Common Stock owned by the stockholder as of the record date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and the length of time such stockholder has held such shares;

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●	The name, age and address of the candidate;
●	A description of the candidate’s business and educational experience;
●	The class and number of shares of Common Stock, if any, owned by the candidate, and length of time such candidate has held such shares;
●	Information regarding each of the foregoing criteria the Nominating and Governance Committee generally considers, other than the factor regarding Board size and composition, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;
●	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
●	A description of any relationship or understanding between the stockholder and the candidate; and
●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Other than the nomination of directors by the Eror Group described in this Proxy Statement, the Nominating and Governance Committee did not receive any nominations from any stockholders for the Annual Meeting.

Compensation Processes and Procedures

Compensation is determined by our Compensation Committee in accordance with the Compensation Committee Charter. Compensation decisions are based upon the Compensation Committee’s subjective determination of what salaries the Company can afford with its limited resources and what level of equity-based compensation is necessary to attract and retain key personnel. Based upon the subjective knowledge of the industry and other public companies, the Company believes that its salaries currently in place or proposed for its executive officers are at market for early stage biotechnology companies; however, the Board of Directors has conducted no formal survey or comparison.

Jared Bauer consults with the Compensation Committee about compensation of individuals other than himself. The Compensation Committee cannot delegate its authority.

Committee Documents

The Board’s Nominating and Governance Committee Charter, which includes guidelines for determining director independence and qualifications for directors, are published on the Company’s website at www.prolunginc.com. In addition, each of the Audit, Compensation and Science Committees of the Board acts under a written charter. All of these documents may be viewed online on the Company’s website at www.prolunginc.com under “Governance Highlights” in the “Investor Relations” section. These materials are also available in print to any stockholder upon request. The Board regularly reviews corporate governance developments and modifies its committee charters and key practices as warranted.

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BACKGROUND OF THE SOLICITATION

On June 26, 2018, the Company terminated the employment of Mr. Eror as the Company’s Chief Executive Officer for cause after an extensive investigation by the Audit Committee and outside counsel engaged by the Audit Committee resulted in the determination by the Board that Mr. Eror had breached his employment agreement.

On June 27, 2018, following Mr. Eror’s termination, Mr. Eror resigned from the Board. In addition, each of Dr. Smith, Dr. John C. Ruckdeschel, Neil Berkley and Todd Morgan resigned as directors of the Company. The resignations reduced the number of directors serving on the Board from seven to two. Two of the four resigning directors, Dr. John C. Ruckdeschel and Neil Berkley, had voted in favor of Mr. Eror’s termination.

On June 28, 2018, the Company took a series of actions to reconstruct the Board and management of the Company. On that day, the Board appointed (i) Michael Garff, the Company’s then-Chief Operating Officer, to serve as the Company’s Interim Chief Executive Officer, and (ii) Michael Garff and Mark Anderson, the Company’s Chief Financial Officer at the time, as directors of the Company.

In early July 2018, the Company identified Jared Bauer as a potential director candidate.

On or about July 17, 2018, Messrs. Eror, Christiansen and Morgan commenced what the Board believes was an illegal private consent solicitation in violation of Section 14 of the Exchange Act, Regulation 14A promulgated thereunder, Section 13(d) of the Exchange Act and Regulation 13D promulgated thereunder.

Also, on July 26, 2018, Mr. Eror issued a press release announcing his intention to commence a public consent solicitation at the Company to amend the Bylaws and elect each of Richard Serbin, Todd Morgan, Michael Christiansen, Eric Sokol, Ron Dunford, Mr. Eror, Brian Loveridge and Don Patterson to serve as directors of the Company.

On July 30, 2018, the Board appointed Mr. Bauer to the Board, with a term expiring at the Company’s 2020 annual meeting of stockholders, and in connection with Mr. Bauer’s appointment, the Board was expanded to five directors.

On July 31, 2018, the Company filed suit in the United States District Court for the District of Utah alleging an illegal private proxy solicitation by Messrs. Eror, Christiansen and Morgan in violation of Section 14 of the Exchange Act, Regulation 14A promulgated thereunder, Section 13(d) of the Exchange Act and Regulation 13D promulgated thereunder.

Also, on July 31, 2018, the Eror Group filed a Schedule 13D with the SEC, disclosing combined ownership of 731,377 shares of Common Stock, including 103,175 shares of Common Stock issuable upon the conversion of certain convertible notes, or approximately 18.5% of the Company’s issued and outstanding shares of Common Stock as of the Schedule 13D filing date.

On August 3, 2018, Mr. Eror delivered the Nomination Notice to the Company’s Corporate Secretary, nominating himself, Richard Serbin, Todd Morgan, Michael Christiansen, Eric Sokol, Ron Dunford, Brian Loveridge and Don Patterson as nominees for election at the Annual Meeting.

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On August 6, 2018, the Eror Group filed a preliminary consent statement (as amended, the “Eror Preliminary Consent Statement”) with the SEC, soliciting written consents from the Company’s stockholders to amend the Bylaws and elect each of the Eror Group’s nominees named in the Eror Preliminary Consent Statement to the Board.

On August 7, 2018, the Eror Group filed an amendment to its Schedule 13D with the SEC to disclose, among other things, the delivery of the Nomination Notice.

On August 13, 2018, Mr. Eror sent to the Company a letter requesting certain books and records of the Company, including a list of holders of the Common Stock, pursuant to Section 220 of the Delaware General Corporation Law. The letter was received at the Company’s principal offices on August 14, 2018.

On August 16, 2018, the Eror Group filed Amendment No. 1 to the Eror Preliminary Consent Statement with the SEC, revising, among other things, the board size proposal to increase the size of the Board to 13 directors.

On August 17, 2018, the Company filed a preliminary consent revocation statement with the SEC (as amended, the “Company Preliminary Consent Revocation Statement”).

On August 21, 2018, the Company responded to Mr. Eror’s books and records demand.

Also on August 21, 2018, the Eror Group filed Amendment No. 2 to the Eror Preliminary Consent Statement with the SEC, revising, among other things, the share ownership of the Eror Group from an aggregate of 731,377 shares of Common Stock to an aggregate of 644,252 shares of Common Stock.

On August 22, 2018, the Eror Group filed a definitive consent statement with the SEC (the “Eror Definitive Consent Solicitation”).

On August 24, 2018, the Company filed Amendment No. 1 to the Company Preliminary Consent Revocation Statement with the SEC.

On August 27, 2018, the Company filed a definitive consent revocation statement with the SEC (the “Consent Revocation Solicitation”).

On August 30, 2018, the Company filed Amendment No. 1 to the Consent Revocation Solicitation reflecting the retention of Laurel Hill Advisory Group to assist in the solicitation of the revocation of consents.

On September 11, 2018 the Company announced, among other things, the appointment of Jared Bauer as Interim Chief Executive Officer, the resignation of Mark Anderson as Chief Financial Officer and the resignation of Michael Garff as Interim Chief Executive Officer, each of which became effective on September 5, 2018.

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On September 19, 2018, the Company announced the addition of Rob Farnsworth and David Nielsen as Board Advisors and potential future members of the Board.

On October 2, 2018 the Company issued a press release disclosing a letter to its stockholders from five former directors of the Company in which the former directors expressed support for the current Board, management team and expert industry advisors of the Company.

On October 8, 2018, the Company met in person with representatives of the Eror Group to discuss potential settlement terms.

Also, on October 8, 2018, the Company and the Eror Group entered into a non-disclosure letter agreement (the “NDA”) regarding potential settlement discussions between the parties.

Between October 15, 2018 and the date hereof, the Company’s outside legal counsel, Sidley Austin, LLP (“Sidley”) and the Eror Group’s outside legal counsel, Olshan Frome Wolosky LLP have corresponded by email and telephone to negotiate and prepare a settlement agreement between the Company and the Eror Group. The parties continue to negotiate a potential settlement, but, as of the date of the filing of this Proxy Statement, no agreement has been reached.

On October 16, 2018, the Eror Group gave notice to the Company that it was terminating the NDA, effective October 17, 2018.

On October 23, 2018, the Company announced that, based on the preliminary tally of the Company’s proxy solicitation firm, Laurel Hill, and its outside legal counsel, Sidley, the Eror Group failed to deliver consents from stockholders owning a majority of the outstanding shares.

On October 25, 2018, the Company filed a Form 8-K notifying its stockholders that the Eror Group had failed to deliver the requisite number of written consents needed to be delivered to the Company by the deadline and that the Eror Consent Solicitation had failed.

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PROPOSAL 1 – ELECTION OF DIRECTORS

Composition of the Board

Our Bylaws provide that the Board shall consist of one or more members, with such number to be determined by the Board. The whole Board currently consists of five members. In accordance with our Certificate of Incorporation, our Board is divided into three classes. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are currently divided among the three classes as follows:

●	The Class I director is J. Scott Nixon. His term will expire at the Annual Meeting.
●	The Class II directors are Mark Anderson and Michael Garff. Their terms will expire at the annual meeting of stockholders to be held in 2020.
●	The Class III directors are Jared Bauer and Robert Raybould. Their terms will expire at the annual meeting of stockholders to be held in 2019.

We expect that any additional directorships resulting from an increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Nominee for Election as Director

At the Annual Meeting, the Company proposes to elect one director to hold office until the 2021 annual meeting of stockholders and until his or her successor has been elected and qualified. The nominee of the Board for election at the Annual Meeting is J. Scott Nixon (“Mr. Nixon”). The nominee is currently serving as a director of the Company. He has consented to serve as a nominee, serve as a director if elected and be named as a nominee. Stockholders voting in person or by proxy at the Annual Meeting may vote for Mr. Nixon or a nominee of the Eror Group. If, prior to the Annual Meeting, Mr. Nixon becomes unable to serve as a director, the Board may designate a substitute nominee. In that event, the person named as proxy intends to vote for the substitute nominee designated by the Board.

The Board believes that Mr. Nixon possesses the experience and qualifications that directors of the Company should possess, as described in detail below, and that his experience and qualifications complement the experience and qualifications of the other directors. The experience and qualifications of the nominee and other members of the Board, including information regarding the specific experience, qualifications, attributes and skills that led the Board to conclude that he should serve as a director of the Company at the present time, in light of the Company’s business and structure, are set forth in this Proxy Statement.

J. Scott Nixon, CPA; Director – Mr. Nixon, age 59, a Certified Public Accountant, retired in 2015 as a partner with PricewaterhouseCoopers (PwC) where he spent over 31 years in various roles including Office Managing Partner and engagement partner over public and private companies in many industries. His career involved providing audit and business advisory services, through which Mr. Nixon was involved in numerous complex filings with the SEC and was instrumental in resolving unique accounting issues with the SEC on behalf of his clients. In 2007, Mr. Nixon returned from a four-year assignment in São Paulo, Brazil where he represented various interests of the PwC global firm to the 18 member firms in South and Central America and led the implementation and compliance of the Sarbanes-Oxley requirements in those countries. Scott serves on several boards of directors and is a National Association of Corporate Directors Board Leadership Fellow. He holds both a BA and Master of Accounting from Utah State University. We believe that Mr. Nixon is well qualified to serve as a director due to his extensive experience as a public accountant.

The Board recommends that stockholders vote FOR the nominee listed above.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee has recommended and approved the appointment of MaloneBailey as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2018. The Company is seeking stockholder ratification of such action.

It is expected that representatives of MaloneBailey will not attend the Annual Meeting and will not be available to make a statement or respond to questions at that time.

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees of MaloneBailey, our former independent auditors, billed to us for each of the last two fiscal years for audit and audit-related services and billed to us in each of the last two years for other services.

	2017	2016
Audit Fees	$53,000	$40,000
Audit-Related Fees	50,404	-
Tax Fees	-	-
All Other Fees	-	-
Total	$103,404	$40,000

Audit Fees. Audit fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and related matters.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees. Tax Fees consist of fees billed for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

Our Board has determined that all non-audit services provided by MaloneBailey were compatible with maintaining that firm’s audit independence.

The Audit Committee has established pre-approval policies and procedures requiring that the Audit Committee approve in advance any engagement of the independent auditors to render audit or non-audit services. As a result, all engagements during 2017 and 2016 of the independent auditors to render audit or non-audit services were approved by the Audit Committee.

The Board recommends that stockholders

vote FOR the ratification of appointment of

MaloneBailey, LLP as the Company’s Independent Registered Public Accounting Firm

(Independent Auditors) for the year ending December 31, 2018.

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REPORT OF THE AUDIT COMMITTEE TO STOCKHOLDERS

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter approved by the Board.

The Audit Committee provides oversight of the Company’s accounting and financial reporting processes, systems of internal accounting and financial controls and the audits of the Company’s financial statements. The Audit Committee reviewed with the Company’s independent registered public accounting firm and management the financial information included in the Company’s audited financial statements. All members of the Audit Committee are “independent,” as defined in the Marketplace Rules of The Nasdaq Stock Market.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards in the U.S. and for expressing an opinion on those financial statements based on its audit. The Audit Committee reviews these processes on behalf of the Board.

The Audit Committee has reviewed and discussed with our management and the independent auditors the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.16, as amended and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and all other matters required to be discussed by PCAOB.

Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the PCAOB regarding independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. At the 2017 annual meeting of the Company’s stockholders, the stockholders ratified the selection of MaloneBailey as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2017.

Audit Committee:

J. Scott Nixon (Chairman)

Robert W. Raybould

The foregoing report of the audit committee to stockholders is not “soliciting material,” is not deemed to be filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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CURRENT DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and principal occupations of the Company’s directors and executive officers who are deemed participants in the solicitation are set forth below. The name of the participants’ organization of employment are as follows and, unless otherwise set forth below, the principal business address of each such person is c/o ProLung, Inc., 757 East South Temple, Suite 150, Salt Lake City, Utah 84012:

Name	Age	Title	Director or Officer Since
Jared B. Bauer	37	Interim Chief Executive Officer and Director	2018
Michael A. Garff	35	Chief Operating Officer and Director	2009
Mark V. Anderson	50	Director	2017
J. Scott Nixon	59	Director	2016
Robert W. Raybould	82	Director	2012

Robert W. Raybould, Vice Chair of the Board and Director – Mr. Raybould, age 82, serves as the Vice Chair of the Board. He began his career serving in the U.S. Army and then with Eastman Kodak in Rochester, New York. He then co-founded Realvest, a real estate investment company. Mr. Raybould has helped found several financial companies, including TRI Capital Corporation, DTM Research, and Greenhill Financial, which became Arlington Value Capital, LLC. Mr. Raybould holds a Bachelor of Science degree in Banking and Finance as well as a Master of Business Administration degree from the University of Utah. We believe that Mr. Raybould is well qualified to serve as a director due to his extensive finance experience and history with the Company.

Jared B. Bauer, MBA; Interim Chief Executive Officer and Director – Mr. Bauer, age 37, was appointed Interim Chief Executive Officer in September 2018. He is also the Chief Executive Officer of ApolloDx, LLC, an in vitro mobile point-of-care diagnostic company, and the Chief Executive Officer of CibusDx Inc., a company delivering technology that improves food safety testing. In 2012, Mr. Bauer founded Exuro Medical and acquired BurnFree Products. In just two years with a focus on sustainable revenue generation, he led the Exuro Medical team to expand BurnFree product distribution to 58 countries, managing regulatory processes, re-working quality systems and making BurnFree the second largest burn treatment product line in the world. Mr. Bauer currently serves as a trustee at The Oliver Fund, which is a non-profit he co-founded, and recently served as an adjunct professor of entrepreneurship at the LDS Business College. Mr. Bauer holds a Bachelor of Science degree in Economics from the University of Utah as well as a Master of Business Administration degree from Boise State. We believe that Mr. Bauer is well qualified to serve as a director and officer due to his extensive experience as an executive of medical and technology companies.

Michael A. Garff, MBA; Chief Operating Officer and Director – Mr. Garff, age 36, joined the Company as Chief Operating Officer in June 2009. At the Company, he obtained European regulatory approval (CE Mark), organized manufacturing, acquired clinical sites at premier cancer hospitals, and designed and implemented a certified ISO 13485 quality management system. Currently, he oversees the Company’s product development, manufacturing, clinical studies, regulatory affairs, FDA submissions, quality audits, data analysis, and patents. Prior to working at the Company, he was involved with the Pierre Lassonde Entrepreneur Center, where he served as a director and helped launch several biomedical companies. Previously, Mr. Garff earned a reputation as an organization builder and effective project manager at the Biomedical Informatics Department of the University of Utah and US Bank. His commercialization experience and entrepreneurial attitude towards challenges gives him an uncommon perspective in developing technology into products and creating successful companies. He holds a Bachelor of Science degree in Business Finance and a Master of Business Administration degree from the University of Utah. We believe that Mr. Garff is well qualified to serve as a director and officer due to his extensive business experience and history with the Company.

J. Scott Nixon, CPA; Director – Mr. Nixon, age 59, a Certified Public Accountant, retired in 2015 as a partner with PricewaterhouseCoopers (PwC) where he spent over 31 years in various roles including Office Managing Partner and engagement partner over public and private companies in many industries. His career involved providing audit and business advisory services, through which Mr. Nixon was involved in numerous complex filings with the SEC and was instrumental in resolving unique accounting issues with the SEC on behalf of his clients. In 2007, Mr. Nixon returned from a four-year assignment in São Paulo, Brazil where he represented various interests of the PwC global firm to the 18 member firms in South and Central America and led the implementation and compliance of the Sarbanes-Oxley requirements in those countries. Scott serves on several boards of directors and is a National Association of Corporate Directors Board Leadership Fellow. He holds both a BA and Master of Accounting from Utah State University. We believe that Mr. Nixon is well qualified to serve as a director due to his extensive experience as a public accountant.

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Mark V. Anderson, CPA; Director – Mr. Anderson, age 50, a Certified Public Accountant, is a Partner at Haynie & Company, LLP. He was the Company’s Chief Financial Officer from 2017 through 2018. Prior to joining our team in mid-2017, Mr. Anderson was a partner with Eide Bailly LLP and, previous to that, a partner at Hansen, Barnett and Maxwell. During Mr. Anderson’s more than 20 years in public accounting, his roles included Quality Control Director and Engagement Partner for public and private companies in numerous industries. Mr. Anderson’s experience with complex SEC filings on behalf of his clients is a tremendous asset for the Company. Mr. Anderson holds both a Bachelor of Science degree and Master of Professional Accountancy degree from Weber State University. We believe that Mr. Anderson is well qualified to serve as a director due to his extensive experience as a public accountant and history with the Company.

Executive Officers

In addition to Jared Bauer, the Interim Chief Executive Officer of the Company, and Michael Garff, whose biographical information is set forth above, the following individuals serve as executive officers of the Company.

Rex Chin-Wei Yung, MD, FCCP; Chief Scientific Officer – Dr. Yung, age 62, is the Company’s Chief Scientific Officer and is leading the evaluation of opportunities to expand our underlying science and indications through his expertise in translational research of lung cancer biomarkers and early cancer detection through imaging and bronchoscopy. Previously, Dr. Yung was the Director of Pulmonary Oncology and Director of Bronchoscopy at Johns Hopkins University School of Medicine. Dr. Yung remains an adjunct faculty in the Department of Oncology at Johns Hopkins University. Dr. Yung is a fellow of the American College of Chest Physicians. He is board certified in Internal Medicine, Pulmonary and Critical Care Medicine and has served on the executive board of the American Association for Bronchology and Interventional Pulmonology and the editorial board of the Journal of Bronchology and Interventional Pulmonology. Dr. Yung graduated from Harvard University and received his Doctor of Medicine from the University of California at Los Angeles.

Jefferey S. O’Driscoll, MD, FACEP; Chief Medical Officer – Dr. O’Driscoll, age 57, is the Company’s Chief Medical Officer and has treated patients in the emergency department for over 25 years. He has practiced at a level-1 trauma center and teaching hospital, where he served as the chair of emergency medicine for eight years. Doctor O’Driscoll is board certified in internal medicine and is a fellow of the American College of Emergency Physicians. He served as medical director and consultant to Intermountain Healthcare’s Emergency Department Development Team and Emergency Physician Information Systems Advisory Group. He previously chaired a regional pharmacy and therapeutics committee for Intermountain Healthcare and served on their corporate pharmacy and therapeutics committee. Dr. O’Driscoll is presently on a leave of absence from the emergency department while working with the Company. He received his Doctor of Medicine from the University of Utah School of Medicine.

Andy C. Robertson; Vice President, Business Development – Mr. Robertson, age 44, joined the Company in July 2017 and is focused on identifying mutually beneficial strategic partnerships, establishing and strengthening relationships with sales distribution partners, gaining reimbursement and utilizing the Company’s CE mark. Over the course of more than 20 years in the global medical device and medtech industries, he has held upstream and downstream marketing positions of increasing responsibility, been publicly recognized with marketing awards and launched 15 medical devices. He brings an invaluable professional perspective and organizational savvy from his tenure with smaller medical device manufacturers (Utah Medical Products and Megadyne now J&J Ethicon) to some of the largest (Covidien now Medtronic, Becton Dickinson and CR Bard). He holds a Bachelor of Science degree in Marketing from the University of Utah. In particular, Mr. Robertson has a proven track record of profitably delivering what health care providers and patients want.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

The following table provides details with respect to the total compensation of the Company’s named executive officers during the years ended December 31, 2017, and 2016. The Company’s named executive officers are (a) each person who served as the Company’s Chief Executive Officer during 2017, (b) the next two most highly compensated executed officers serving as of December 31, 2017, whose total compensation exceeds $100,000 and (c) any person who could have been included under (b) except for the fact that such person was not an executive officer on December 31, 2017.

Summary Compensation Table

Name & Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(4)(5)(6)	All Other(7)	Total

Steven C. Eror, President(1)	2017	$290,000	$16,667	$-	$283,721	$24,000	$614,388
	2016	$290,000	$-	$-	$-	$-	$290,000

Mark Anderson, Chief Financial Officer(2)	2017	$94,731	$-	$-	$213,019	$-	$307,750
	2016	$-	$-	$-	$-	$-	$-

Michael Garff, Chief Operating Officer(3)	2017	158,400	$-	$-	$213,019	$-	$371,419
	2016	144,000	$-	$-	$-	$-	$144,000

(1)	Mr. Eror served as President and Chief Executive Officer up until June 2018, and, as of the date of this Proxy Statement, he is no longer a named executive officer due to his termination for cause by the Company.

(2)	Mr. Anderson was appointed as Chief Financial Officer in June 2017 and resigned from that role in September 2018.

(3)	Mr. Garff had served as Chief Operating Officer since June 2009 up until his appointment as Interim Chief Executive Officer in June 2018. Mr. Garff returned to his Chief Operating Officer role in September 2018.

(4)

Includes the aggregate grant date fair value of options to purchase 9,375, 31,250 and 31,250 shares of Common Stock issued on November 10, 2017 to Mr. Eror, Mr. Anderson and Mr. Garff, respectively, in accordance with FASB Accounting Standards Codification.

(5)	Includes the aggregate grant date fair value of options to purchase 5,000 shares of Common Stock issued on August 24, 2017 to Mr. Eror as compensation for his service on our Board.

(6)	Includes the probable issuance of 37,500 performance-based options issued to Mr. Eror. The performance criteria are mentioned below. The grant date fair value of these options is $222,384. If all performance conditions were met, we would be required to issue Mr. Eror 150,000 options which had a grant date fair value of $900,000.

(7)	The amounts represent fees paid or accrued by us to the executive officers for service as a director on the Board.

Employment Agreements and Incentive Compensation

Effective August 1, 2013, we entered into an employment agreement contract with Mr. Eror, which employment agreement was amended on March 29, 2017, effective August 1, 2016. This agreement, as amended, provides for an annual salary of $290,000. As incentive compensation, the employment agreement provides that Mr. Eror will be granted a stock option with a 10-year term. On August 9, 2017, the Compensation Committee granted the stock option described below at an exercise price of $8.00 per share.

The stock option provides that it vest, if at all, with respect to a number of shares dependent upon when, or if, FDA approval is obtained for the marketing of the Company’s products:

●	112,500 shares if FDA approval is obtained after January 1, 2018 and on or before July 1, 2018;
●	75,000 shares if FDA approval is obtained after July 1, 2018 and on or before January 1, 2019;
●	37,500 shares if FDA approval is obtained after January 1, 2019 and on or before January 1, 2020.

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The employment agreement also has customary provisions for other benefits and reimbursement of expense and includes protective provisions in favor of the Company, such as 24-month non-competition and non-solicitation provisions and invention assignment provisions. The term of the agreement was extended by amendment until August 1, 2019 and will be automatically extended for successive one-year periods unless either party to the agreement objects to such extension by written notice to the other party at least 180 days prior to the expiration of the initial term or any extension term. The agreement may also be terminated for cause. The agreement provides for a severance payment to Mr. Eror upon the termination of his employment as follows (a) an amount equal to one-half of the base salary in effect on the date of the termination of the agreement to be paid in cash over six months and (b) an amount equal to one-half of the base salary in effect on the date of termination to be paid in shares of Common Stock, at fair market value. The agreement does not include any additional or different provisions addressing change of control events. The agreement was terminated by the Company for cause on June 26, 2018, and Mr. Eror was not entitled to any severance in connection with the termination of his employment. The employment agreement and amendment were previously filed as exhibits to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on April 17, 2018.

None of the other named directors or executive officers are party to any written employment agreements with the Company.

Equity Awards

There were no equity awards granted to any of the named officers during the year ended December 31, 2016. On August 9, 2017, we granted Mr. Eror an award consistent with the terms of his employment agreement, described above. On August 24, 2017, we granted Mr. Eror a total of 5,000 options for his past and current service as a Director on the Board. On November 10, 2017, the Board’s Compensation Committee approved the grant of 204,250 options to purchase Common Stock at $8.00 per share to several of our employees, executive officers, a director and a consultant; Mr. Eror, Mr. Anderson and Mr. Garff received 9,375 options, 31,250 options and 31,250 options respectively.

Compensation of Non-Executive Directors

Compensation is determined by our Compensation Committee in accordance with the Compensation Committee Charter. Compensation decisions are based upon the Compensation Committee’s subjective determination of what salaries the Company can afford with its limited resources and what level of equity-based compensation is necessary to attract and retain key personnel. Based upon the subjective knowledge of the industry and other public companies, the Company believes that its salaries currently in place or proposed for its directors are at market for early-stage biotechnology companies; however, the Board has conducted no formal survey or comparison.

Our compensation for “non-executive directors” is designed to be competitive with our peer group of early-stage biotechnology companies, link rewards to business results and stockholder returns and facilitate increased ownership of our stock. We do not have a retirement plan for “non-executive directors.” Our executive officers are not paid additional compensation for their services as directors.

The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our non-executive directors for all services rendered in all capacities to our company, or any of its subsidiaries, for the year ended December 31, 2017:

Compensation Table for Non-Executive Directors

Name & Principal Position	Fees Earned or Paid	Stock Awards(4)	Option Awards(4)	Other	Total

Robert Raybould, Director(1)	$30,000	$-	$37,490	$-	$67,490
Todd Morgan, Director(1)(2)	$36,500	$-	$74,980	$-	$111,480
Dr. John C. Ruckdeschel, Director(1)(2)	$30,000	$-	$37,490	$-	$67,490
Dr. Robin Smith, Director(2)(3)	$30,000	$27,000	$88,479	$90,000	$235,479
J. Scott Nixon, Director(1)	$36,500	$-	$45,005	$-	$81,505

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(1) The amounts represent fees paid or accrued by us during the past year pursuant to service as a director on the Board.

(2) On June 27, 2018, each of Dr. Smith, Dr. John C. Ruckdeschel and Todd Morgan resigned as a director of the Company.

(3) Effective February 1, 2017, we entered into a consulting agreement with Dr. Smith to provide advisory services. The amounts represent $118,479 of fees paid or accrued by us during the past year pursuant to service as a director on the Board, and $117,000 of fees paid or accrued by us pursuant to the consulting agreement. This agreement has currently expired. Dr. Smith also received 3,750 shares of Common Stock as part of this agreement.

(4) Represents the aggregate grant date fair value of options to purchase 6,250, 12,500, 6,250, 15,000 and 7,500 shares of Common Stock issued in August 2017 Mr. Raybould, Mr. Morgan, Dr. Ruckdeschel, Dr. Smith and Mr. Nixon, respectively, in accordance with FASB Accounting Standards Codification. Options were granted as compensation for service as directors on the Board. Also represents grant date fair value of 3,750 shares issued to Dr. Smith.

Director Compensation Arrangements

For the year ended December 31, 2017, each member of the Board is awarded cash and options to purchase shares of Common Stock for services on the Board. Additionally, members of the Board that serve as Chairman of the Board or Chairman of various committees are awarded additional cash and options. Cash amounts are paid and/or accrued quarterly. Options are awarded annually and vest quarterly. In the event of early termination of services, a pro rata portion of the options are required to be returned to the Company, unless such forfeiture is waived by the Board at its discretion. Under the compensation principles approved by the Board, yearly cash and shares of Common Stock are awarded to directors as follows:

1.	The Chairman of the Board receives $73,000 and an award of 7,500 options for each year of service.

2.	The Chairman of the Audit Committee receives $73,000 and an award of 5,000 options for each year of service.

3.	The respective Chairman of the Nominating Committee, Compensation Committee and the Science and Technology Committee each receives $60,000 and an award of 3,750 options for each year of service.

4.	All remaining Board members receive $48,000 and an award of 2,500 options for each year of service.

The Board has historically suspended cash payments or converted cash compensation to equity instruments during periods in which the Company does not have adequate cash reserves.

Potential Payments upon Termination or Change in Control

The employment agreements with the named executive officers of the Company do not include any provisions providing for payments upon a change of control.

Compensation Committee Interlocks and Insider Participation

During 2017, no member of the Compensation Committee: (1) was an officer or employee of ours or any of our subsidiaries; (2) was formerly an officer of ours or any of our subsidiaries; or (3) had any relationship requiring disclosure in this Proxy Statement pursuant to SEC rules.

In addition, no executive officer served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Compensation Committee; (2) as a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Board.

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TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2017, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds the lesser of (1) $120,000 and (2) one percent of the average of our total assets at year-end for the last two completed fiscal years, in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest, other than the compensation transactions described under “Compensation Discussion and Analysis” and the transactions described below.

In February 2017, the Company entered into a consulting agreement with Dr. Smith, who was a director of the Company at the time. Under the agreement, Dr. Smith has agreed to provide advisory services related to the Company’s clinical assets, capital markets, public company-related issues and other matters as agreed to by the parties. The agreement had an original term of 12 months with compensation of $120,000. In November 2017, the term was modified to nine months and the compensation adjusted to $90,000. This agreement has currently expired. Dr. Smith also received 3,750 shares of Common Stock as part of this agreement.

During the year ended December 31, 2017, the Company issued notes to Mr. Raybould and former directors Dr. Jeffrey S. O’Driscoll and Todd Morgan, for $210,000. Also, during the year ended December 31, 2016, $105,000 of those notes were paid back along with interest and fees of $3,089. During the year ended December 31, 2017, the remaining $105,000 of principal was repaid along with interest and fees of $5,000. $55,000 of this principal and related interest was settled in Common Stock and $50,000 was settled in cash.

Review and Approval of Related Person Transactions

It is the Company’s policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with the Company’s business interest. This policy is included in our Code of Conduct. Each director and executive officer is instructed to always inform the Chairman and Corporate Secretary when confronted with any situation that may be perceived as a conflict of interest. In addition, at least annually, each director and executive officer completes a detailed questionnaire specifying any business relationship that may give rise to a conflict of interest. The Nominating and Corporate Governance Committee reviews all relevant information, including the amount of all business transactions involving the Company and the entity with which the director is associated, and makes recommendations, as appropriate, to the Board.

As required under SEC rules, related party transactions that are determined to be directly or indirectly material to a related person where the amount involved exceeds $120,000 are required to be disclosed. We are not aware of any related party transactions since the beginning of fiscal year 2017. In addition, the Nominating and Corporate Governance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the Committee considers:

●	the nature of the related person’s interest in the transaction;
●	the material terms of the transaction, including, without limitation, the amount and type of transaction;
●	the importance of the transaction to the related person;
●	the importance of the transaction to the Company;
●	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and
●	any other matters the Nominating and Corporate Governance Committee deems appropriate.

Any member of the Nominating and Corporate Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote for approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists, as of November 15, 2018, the number of shares of our Common Stock that are beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each named executive officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using beneficial ownership concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 3,861,849 shares of our Common Stock issued and outstanding as of November 15, 2018. Unless otherwise indicated, the address of each person listed is c/o ProLung, Inc., 757 East South Temple, Suite 150, Salt Lake City, Utah 84102.

Name of Officer or Director	Title of Class	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Jared Bauer, Interim Chief Executive Officer and Director	Common	-		-
Michael Garff, Interim Chief Operating Officer and Director	Common	78,906	(3)	2.0%
Robert W. Raybould, Vice Chair of the Board and Director	Common	184,359	(4)	4.8%
Mark V. Anderson, Director	Common	31,250	(5)	*
J. Scott Nixon, Director	Common	16,404	(6)	*
Rex Chin-Wei Yung, M.D., Chief Scientific Officer	Common	31,250	(7)	*
Andrew C. Robertson, Vice President of Business Development	Common	15,234	(8)	*
Jeffrey S. O’Driscoll, M.D., Chief Medical Officer	Common	77,501	(9)	1.6%
Kristin M. Larson, Director of Clinical Affairs	Common	18,750	(10)	*
All Directors and Officers as a group (nine persons)	Common	453,654		11.7%
5% Stockholders:
The Eror Group	Common	644,252	(11)	16.3%

*	Less than 1%

(1)	The number of shares included on this table includes those shares owned by the beneficial owner’s spouse, an entity or trust controlled by the beneficial owner, or owned by another person in the owner’s household.
(2)	Beneficial Ownership for each officer or director is calculated as if all options, warrants or other rights to acquire Common Stock exercisable within 60 days held by that officer or director have been exercised (but that no other person has been exercised any such rights).
(3)	Includes 19,531 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(4)	Includes 12,106 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(5)	Includes 31,250 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(6)	Includes 16,404 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(7)	Includes 21,250 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(8)	Includes 15,234 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(9)	Includes 58,125 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

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(10)	Includes 18,750 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.
(11)	Based on the Schedule 13D filed with the SEC on July 31, 2018, as amended, Schedule 13D/A filed with the SEC on August 7, 2018, as amended, filed August 21, 2018 (collectively, the “Schedule 13D”), by Richard Serbin, Todd Morgan, Michael Christiansen, Eric Sokol, Ron Dunford, Steven Eror, Brian Loveridge and Don Patterson (each, a “Reporting Person” and collectively, the “Reporting Persons”) that reports shared voting and shared dispositive power with respect to 644,252 shares of Common Stock as of August 21, 2018, including 103,175 shares of Common Stock issuable upon the conversion of certain convertible notes of the Company. Each of the Reporting Persons is party to that certain Joint Filing and Solicitation Agreement, as further described in the Schedule 13D, and disclaims beneficial ownership of the shares reported except to the extent of his pecuniary interest therein. Messrs. Serbin and Christiansen have sole voting power over 0 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 0 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Morgan has sole voting power over 172,188 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 172,188 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Sokol has sole voting power over 277,621 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 277,621 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Dunford has sole voting power over 39,683 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 39,683 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Eror has sole voting power over 87,125 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 87,125 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Loveridge has sole voting power over 8,900 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 8,900 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Patterson has sole voting power over 58,735 of the shares shown, shared voting power over 0 of the shares shown, sole dispositive power over 58,735 of the shares shown and shared dispositive power over 0 of the shares shown. Mr. Eror’s principal business address is 1557 South Highway 87, Upalco, Utah 84077. Mr. Serbin’s principal business address is 1330 Avenue of the Americas, 14th Floor, New York, New York 10019. Mr. Christiansen’s principal business address is 12020 Southern Highlands Parkway, Apartment 1223, Las Vegas, Nevada 89141. Mr. Morgan’s principal business address is 1250 Ivy Place, Kaysville, Utah 84037. Mr. Sokol’s principal business address is 8269 Lookout Pointe Drive, Windermere, Florida 34786. Mr. Dunford’s principal business address is 65 East Wadsworth Park Drive, Suite 207, Draper UT 84020. Dr. Loveridge’s principal business address is 6067 Creekside Drive, Mountain Green, Utah 84050. Mr. Patterson’s principal business address is 1145 West Gary Avenue, Gilbert, Arizona 85233.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of the Common Stock to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in Common Stock, as well as changes in that ownership. To our knowledge, based solely on its review of such Section 16(a) reports and written representations that the Company has received, the Company believes that all reporting obligations of our officers, directors and greater than 10% stockholders under Section 16(a) were satisfied during 2017 other than as described herein. Based on the records of the Company of transactions involving the Company, the Company believes that the following persons filed the following number of late reports, or failed to file the following reports, during the fiscal year ended December 31, 2017: Mark Anderson filed a late Form 3 and a late Form 4; Mr. Nixon filed a late Form 3 and a late Form 4; Mr. Raybould filed two late Forms 4; and Dr. Smith filed a late Form 3 and two late Forms 4.

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POLICY ON PRE-APPROVAL OF RETENTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 2017 audit and non-audit services provided by MaloneBailey were pre-approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the accounting firm’s independence.

The Audit Committee has in place pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by MaloneBailey and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations.

Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

During 2017, no fees for services outside the audit, review or attestation that exceeded the waiver provisions of 17 CFR 210.2-01(o)(7)(i)(c) were approved by the Audit Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On behalf of the Company, the Audit Committee retained MaloneBailey to audit our consolidated financial statements and our internal control over financial reporting for 2017. Aggregate fees for professional services rendered for the Company by MaloneBailey for the years ended December 31, 2017 and 2016 were as follows (amounts in thousands of dollars):

	2017	2016
Audit Fees	$53,000	$40,000
Audit-related Fees	50,404	-
Tax Fees	-	-
Total	$103,404	$40,000

Audit Fees

For the years ended December 31, 2017 and 2016, audit fees paid by us to MaloneBailey were for the audit of our annual financial statements, the related attestation of internal controls over financial reporting and the review of our quarterly financial statements.

Audit-Related Fees

For the years ended December 31, 2017 and 2016, Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees

For the years ended December 31, 2017 and 2016, Tax Fees consist of fees billed for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

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OTHER MATTERS

Participants in the Company’s Solicitation

Under applicable SEC regulations, each of the Company’s directors and certain executive officers and other employees of the Company are deemed to be “participants” in this proxy solicitation. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners” and “Certain Information Regarding Participants in this Proxy Solicitation” in Annex A for information about our directors and certain of our executive officers who may be deemed to be participants in the solicitation. Except as described in this Proxy Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

Other than the persons described above, no general class of employee of the Company will be employed to solicit stockholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as set forth above, neither the Company nor any person acting on its behalf has employed, retained or agreed to compensate any person to make solicitations or recommendations to stockholders of the Company concerning the proxy solicitation.

Cost of Solicitation

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from beneficial owners. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the Board without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by the Eror Group, we may incur additional costs in connection with our solicitation of proxies. The Company has retained Laurel Hill to solicit proxies. Under our agreement with Laurel Hill, Laurel Hill will receive a fee of up to $7,000 plus the reimbursement of reasonable expenses. Laurel Hill expects that several of its employees will assist in the solicitation. Laurel Hill will solicit proxies by mail, telephone, facsimile and email. Our aggregate expenses, including those of Laurel Hill, related to our solicitation of proxies, excluding salaries and wages of our regular employees, are expected to be approximately $7,000, of which no amount has been incurred as of the date of this Proxy Statement.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2017 and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement and the Company does not intend to update this information.

Stockholder Proposals for the 2019 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2019 annual meeting of stockholders, a stockholder proposal must be received in writing by the Company by July 19, 2019 and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is 757 East South Temple, Suite 150, Salt Lake City, Utah 84102.

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In addition, our Bylaws provide that any stockholder who desires to bring a proposal before an annual meeting, or to nominate persons for election as directors, must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be received at the principal executive office of the Company not later than the close of business on the 90th day (September 4, 2019), nor earlier than the close of business on the 120th day (August 5, 2019) in advance of the anniversary of the 2018 Annual Meeting (assuming the annual meeting is held within 30 days of the anniversary of the 2018 Annual Meeting). If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received not later than seven calendar days following the day on which public announcement of the date of the annual meeting is first made. The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws.

Delivery of Documents to Stockholders Sharing an Address

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company’s 2017 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company’s 2017 Annual Report to Stockholders to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2017 Annual Report to Stockholders should submit a request in writing to Jared Bauer, Interim Chief Executive Officer of the Company, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Additional Matters Presented at the Annual Meeting

The Company’s management does not know of any other matter to be presented for action at the Annual Meeting. However, if any other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Appraisal Rights

Stockholders do not have appraisal rights under Delaware law in connection with the matters to be voted on at the Annual Meeting.

Notice of Approval by Majority Written Consent

As of July 14, 2017, the Company accepted the majority written consent of stockholders (the “2017 Stockholder Consent”) solicited pursuant to a consent solicitation statement on Form 14A filed with the SEC on June 6, 2017. Pursuant to the 2017 Stockholder Consent, the following actions were taken:

●	Stockholders approved the Stock Incentive Plan;
●	Stockholders granted our Board the discretionary authority to amend our Certificate of Incorporation at any time on or before March 31, 2018 to effect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock;
●	Stockholders approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 shares to 120,000,000 shares; and
●	Stockholders approved amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board.”

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

PROXY SOLICITATION MATERIALS

The proxy solicitation materials for the Company’s solicitation of proxies, including this Proxy Statement, are available over the Internet on our website at www.prolunginc.com. Information on our website does not constitute part of the Company’s proxy solicitation materials.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to our website, the address of which is www.prolunginc.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference.

Stockholders are entitled to express their views regarding the topics raised in this Proxy Statement or other matters directly to the Company through written communications sent directly to the attention of the Board, any individual director or the “non-employee directors” as a group, by written communications addressed in care of ProLung, Inc., 757 East South Temple, Suite 150, Salt Lake City, Utah 84102.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm, Laurel Hill, at:

Laurel Hill Advisory Group

575 Jericho Turnpike, Suite 101

Jericho, New York 11753

Banks and Brokers Call (516) 933-3100

All Others Call Toll-Free (888) 742-1305

Email: info@laurelhill.com

* * * * * * * * *

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The contents and sending of this Proxy Statement have been approved by the directors of the Company.

Dated as of the 16th day of November, 2018.

PROLUNG, inc.

/s/ Jared Bauer
Jared Bauer, Interim Chief Executive Officer

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ANNEX A

CERTAIN INFORMATION REGARDING PARTICIPANTS

IN THIS PROXY SOLICITATION

Transactions in the Common Stock During the Past Two Years

A list of all acquisitions and dispositions of the Common Stock made during the last two years by persons who are participants in the Company’s solicitation of proxies is attached hereto as Annex B.

Other Contracts, Arrangements and Understandings with Participants

Except as otherwise set forth in this Proxy Statement (including the related annexes), to the best of the Company’s knowledge: (i) none of the participants in the Company’s solicitation of proxies is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (ii) neither any of the participants nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (iii) no participant knows of any arrangements, including any pledge by any person of securities of the Company or any of the Company’s parents, the operation of which may at a subsequent date result in a change in control of the Company.

Beneficial Ownership of the Common Stock by Associates of Participants

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies has any “associates” (as defined in Rule 14a-1 under the Exchange Act) who beneficially own any shares of the Common Stock.

Beneficial Ownership of Securities of the Company’s Subsidiaries

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

Other Proceedings

There are no material proceedings to which the participant or any of his or her associates is a party adverse to the Company or has a material interest adverse to the Company.

Miscellaneous Information Concerning Participants

Except as described in this Proxy Statement, none of the participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) owns any securities of the Company of record not beneficially, (iii) has purchased or sold any of such securities within the past two years or (iv) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. No part of the purchase price or market value of any of the Company’s securities owned by any participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except as disclosed in this Proxy Statement, none of the participants’ associates beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this Proxy Statement, neither the Company nor any of the participants has any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon pursuant to this Proxy Statement or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this the Proxy Statement, none of the Company, the participants or any of their affiliates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of the Company’s subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than as set forth in this Proxy Statement, none of the Company, any of the participants or any of their affiliates has any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

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Other than as set forth in this Proxy Statement, there are no material legal proceedings in which any of the directors or executive officers of the Company is a party adverse to the Company or any of its subsidiaries, or proceedings in which such directors or executive officers have a material interest adverse to the Company or any of its subsidiaries. Other than as set forth in this Proxy Statement, none of the Company or any of the other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Our Certificate of Incorporation provides that no officer or director shall be personally liable to this corporation or our stockholders for monetary damages except as provided pursuant to Delaware law. Our Certificate of Incorporation and Bylaws also provide that we shall indemnify and hold harmless each person who serves at any time as a director, officer, employee or agent of the Company from and against any and all claims, judgments and liabilities to which such person shall become subject by reason of the fact that he is or was a director, officer, employee or agent of the Company and shall reimburse such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. We also have the power to defend such person from all suits or claims in accord with the Delaware law. The rights accruing to any person under our Certificate of Incorporation and Bylaws do not exclude any other right to which any such person may lawfully be entitled, and we may indemnify or reimburse such person in any proper case, even though not specifically provided for by our Certificate of Incorporation and Bylaws.

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ANNEX B

RECENT TRANSACTION HISTORY OF PARTICIPANTS IN THIS PROXY SOLICITATION

The following is a list of all purchases and sales of our Common Stock made during the last two years by persons who are participants in our solicitation of proxies.

Participant	Shares Acquired	Shares Disposed	Date	Description
J. Scott Nixon	2,500	—	8/24/2017	Stock Option Grant
	5,000	—	8/24/2017	Stock Option Grant
	8,904	—	5/8/2018	Stock Option Grant
Robert W. Raybould	2,500	—	8/24/2017	Stock Option Grant
	3,750	—	8/24/2017	Stock Option Grant
	5,856	—	5/8/2018	Stock Option Grant
Michael Garff	31,250	—	11/10/2017	Stock Option Grant
Mark V. Anderson	31,250	—	11/10/2017	Stock Option Grant

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FORM OF WHITE PROXY CARD

ProLung, Inc.

Annual Meeting of Stockholders

on December 3, 2018

The undersigned stockholder of ProLung, Inc. (the “Company”) hereby nominates, constitutes and appoints Robert Raybould, Director, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the Annual Meeting of stockholders of the Company (the “Annual Meeting”) to be held on the 3rd day of December, 2018 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at said Annual Meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominee is specifically directed to vote the shares represented by this proxy as indicated below. This Proxy is solicited by the Board.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting and any other matter which may properly come before the Annual Meeting about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy material to stockholders and in such manner as such nominee in his or her judgment may determine.

A stockholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Annual Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received not later than 24 hours (excluding Saturdays and holidays) before the time of holding the Annual Meeting or adjournment thereof, or delivered to the Vice Chair of the Board on the day of the Annual Meeting or adjournment thereof.

The nominee is directed to vote the shares represented by this proxy as follows:

(1) ELECTION OF DIRECTOR, to serve until the 2021 annual meeting of stockholders of the Company or until his or her successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Company (Proposal 1 in the Notice of Annual Meeting):

[ ]	FOR the nominee listed below.

[ ]	WITHHOLD AUTHORITY to vote for the nominee listed below.

J. Scott Nixon

[Please complete the Proxy on the back]

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(2) PROPOSAL TO RATIFY THE APPOINTMENT OF MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2018 (Proposal 2 in the Notice of Annual Meeting):

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(3) At the nominee’s discretion upon any amendments or variations to matters specified in the Notice of Annual Meeting, matters incident to the conduct of the Annual Meeting, and upon any other matters as may properly come before the Annual Meeting or any adjournments thereof about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy materials to stockholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE ANNUAL MEETING AND, WHERE A STOCKHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF THE NOMINEE OF THE BOARD FOR DIRECTOR AND IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, BOTH OF WHICH ARE SET FORTH IN THE PROXY STATEMENT ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2018.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1)	This proxy must be signed by the stockholder or the stockholder’s attorney duly authorized in writing, or, if the stockholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2)	A person appointed as nominee to represent a stockholder need not be a stockholder of the Company.

3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Company.

4)	Each stockholder who is unable to attend the Annual Meeting is respectfully requested to mark, date and sign this proxy card and return it in the postage-paid envelope we have provided or return it to: Jared Bauer, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2017 are available on the Internet at www.prolunginc.com/2018proxy.

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